Exhibit 99.01

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

Debtors:  Frontier Airlines Holdings, Inc., et al. (1)

Case Number:   Jointly Administered 08-11298 (RDD)

Monthly Operating Report for the Period:

April 11 to April 30, 2008

Debtors’ Address:

7001 Tower Road

Denver, CO 80249

Monthly Operating Loss:  $16.5 million

Debtors’ Attorney:

Marshall Huebner

Damian Schaible

Davis Polk & Wardwell

450 Lexington Avenue

New York, NY 10017

Telephone:  (212) 450-4000

Fax : (212) 450-6501

Email:  marshall.huebner @dpw.com

             damian.schaible@dpw.com

Report Preparer: Frontier Airlines Holdings, Inc.

The undersigned, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verifies under the penalty of perjury that the information contained therein is complete, accurate and truthful to the best of my knowledge. (2)

Date: May 28, 2008	/s/Heather Iden

Heather Iden
Vice President Controller

(1)          See next page for a listing of Debtors by case number.

(2)          All amounts herein are unaudited and subject to revision. The Debtors reserve all rights to revise this report.

FRONTIER AIRLINES HOLDINGS, INC., ET AL.

MONTHLY OPERATING REPORT

(1) The Debtors in these jointly administered cases are as follows:

Debtor Name	Case Number
Frontier Airlines, Inc.	08-11297
Frontier Airlines Holdings, Inc.	08-11298
Lynx Aviation, Inc.	08-11299

Case Number:  08-11298 (RDD) (Jointly Administered)

FRONTIER AIRLINES HOLDINGS, INC., ET AL.

SCHEDULE OF DISBURSEMENTS

Debtor Name	Case Number	Disbursements April 11 – April 30, 2008
Frontier Airlines, Inc.	08-11297	$83,767,766
Frontier Airlines Holdings, Inc.	08-11298	—
Lynx Aviation, Inc.	08-11299	961,414

FRONTIER AIRLINES HOLDINGS, INC., ET AL.

MONTHLY OPERATING REPORT

FRONTIER AIRLINES HOLDINGS, INC., ET AL.

MONTHLY OPERATING REPORT

CONDENSED CONSOLIDATED DEBTORS-IN-POSSESSION STATEMENT OF OPERATIONS

April 11, 2008 to April 30, 2008
(in thousands)

Revenues:
Passenger	$66,833
Cargo	322
Other	1,914
Total revenues	69,069
Operating expenses:
Flight operations	10,623
Aircraft fuel	27,592
Aircraft lease	6,563
Aircraft and traffic servicing	10,804
Maintenance	4,632
Promotion and sales	6,415
General and administrative	3,280
Operating expenses – regional partner	8,726
Loss on sales of assets, net	6
Depreciation	2,714
Total operating expenses	81,355

Operating loss	(12,286)

Nonoperating income (expense):
Interest income	262
Interest expense (contractual interest expense was $2,193)(Note 2)	(1,907)
Other, net	2
Total nonoperating expense, net	(1,643)
Loss before reorganization items and income taxes	(13,929)
Reorganization items (Note 4)	2,531
Income taxes	—

Net loss	$(16,460)

The accompanying notes are an integral part of the financial statements.

FRONTIER AIRLINES HOLDINGS, INC., ET AL.

MONTHLY OPERATING REPORT

CONDENSED CONSOLIDATED DEBTORS-IN-POSSESSION BALANCE SHEET

April 30, 2008
(in thousands, except share data)
ASSETS
Current assets:
Cash and cash equivalents (Note 7)	$99,788
Short-term investments (Note 8)	8,501
Restricted investments	91,686
Receivables, net of allowance for doubtful accounts of $421	56,756
Security and other deposits	75
Prepaid expenses and other assets	32,113
Inventories, net of allowance of $490	15,457
Assets held for sale	1,150
Total current assets	305,526

Property and equipment, net	870,664
Security and other deposits	25,314
Aircraft pre-delivery payments	13,985
Restricted investments	2,845
Deferred loan expenses and other assets	38,902
Total assets	$1,257,236

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Liabilities not subject to compromise:
Current liabilities:
Accounts payable (Note 6)	29,273
Air traffic liability	238,065
Other accrued expenses	68,060
Deferred revenue and other current liabilities	18,380
Total current liabilities not subject to compromise	353,778
Deferred revenue and other liabilities	24,194
Total liabilities not subject to compromise	377,972

Liabilities subject to compromise (Note 5)	751,135
Total liabilities	1,129,107

Stockholders’ deficit:
Preferred stock, no par value, authorized 1,000,000 shares; none issued	—
Common stock, no par value, stated value of $.001 per share, authorized 1,000,000 shares; 36,945,744 issued and outstanding	37
Treasury Stock, stated at cost	—
Additional paid-in capital	195,984
Unearned ESOP shares	(548)
Other comprehensive loss	(299)
Accumulated deficit	(67,045)
Total stockholders’ equity	128,129
Total liabilities and stockholders’ equity	$1,257,236

The accompanying notes are an integral part of the financial statements.

FRONTIER AIRLINES HOLDINGS, INC., ET AL.

MONTHLY OPERATING REPORT

CONDENSED CONSOLIDATED DEBTORS-IN-POSSESSION STATEMENT OF CASH FLOWS

April 11, 2008 to April 30, 2008
(in thousands)
Cash flows from operating activities:
Net loss	$(16,460)
Adjustments to reconcile net loss to net cash used in operating activities:
ESOP and stock option compensation expense	119
Depreciation and amortization	2,793
Assets beyond economic repair	72
Mark to market gains on derivative contracts	(4,853)
Gain on disposal of equipment and other assets, net	6
Changes in operating assets and liabilities:
Restricted investments	(12,443)
Receivables	483
Security and other deposits	(105)
Prepaid expenses and other assets	(581)
Inventories	(31)
Other assets	2,628
Accounts payable	6,928
Air traffic liability	4,607
Other accrued expenses	10,909
Deferred revenue and other liabilities	1,783
Net cash used in operating activities	(4,145)

Cash flows from investing activities:
Proceeds from the sale of property and equipment and assets held for sale	113
Capital expenditures	(3,436)
Net cash used in investing activities	(3,323)

Cash flows from financing activities:
Net cash provided by financing activities	—

Decrease in cash and cash equivalents	(7,468)
Cash and cash equivalents at beginning of period	107,256
Cash and cash equivalents at end of period	$99,788

The accompanying notes are an integral part of the financial statements.

FRONTIER AIRLINES HOLDINGS, INC., ET AL.

NOTES TO MONTHLY OPERATING REPORT

1.  Background and Organization

General – Frontier Airlines Holdings, Inc. (“Frontier Holdings” or the “Company”) is an international airline carrier ranking as the second largest carrier out of Denver International Airport, with an average of 382 daily system-wide departures and arrivals.

Chapter 11 Reorganization Cases – On April 10, 2008 (the “Petition Date”), Frontier Holdings and its two subsidiaries (the “Debtors”) filed voluntary petitions for relief under chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Court”).  The Debtors continue to operate their businesses as “debtors-in-possession” under the jurisdiction of the Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Court. On April 24, 2008, the Office of the United States Trustee for the Southern District of New York appointed a statutory committee of unsecured creditors.

2.  Basis of Presentation

Condensed Consolidated Debtor-in-Possession Financial Statements – The unaudited financial statements and supplemental information contained herein represent the condensed consolidated financial information for the Debtors.  The results of operations for the period from April 11 to April 30, 2008 were estimated based upon estimates that included the use of statistical data, processed revenue, fuel purchases, and a pro-ration of calendar days within the month of April.  Amounts presented in the unaudited statement of cash flows for the period from April 11 to April 30, 2008 were estimated based on estimated asset and liability balances as of the filing date and actual balances as of April 30, 2008, as well as the aforementioned estimated results of operations for the period from April 11 to April 30, 2008.

American Institute of Certified Public Accountants Statement of Position 90-7, “Financial Reporting by Entities in Reorganization under the Bankruptcy Code” (“SOP 90-7”), which is applicable to companies in chapter 11, generally does not change the manner in which financial statements are prepared. It does, however, require that the financial statements for periods subsequent to the filing of the chapter 11 petition distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business.  The Debtors’ financial statements contained herein have been prepared in accordance with the guidance in SOP 90-7. Further information concerning the Debtors’ accounting policies can be found in the footnotes to our Quarterly Report on Form 10-Q for the period ended December 31, 2007 filed with the United States Securities and Exchange Commission.

The unaudited consolidated financial statements have been derived from the books and records of the Debtors.  Certain financial information, however, has not been subject to procedures that typically would be applied to financial information presented in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”), and, upon the application of such procedures (such as tests for asset impairment), the Debtors believe that the financial information will be subject to changes.  These changes could be material.  The information furnished in this report includes primarily normal recurring adjustments but does not include all of the adjustments that typically would be made for quarterly financial statements in accordance with U.S. GAAP.  As of April 30, 2008, certain prepaid balances and pre- and post-petition trade accounts payable balances are subject to further review and reclassification.  In addition, certain information and footnote disclosures normally included in financial statements prepared in accordance with U.S. GAAP have been condensed or omitted. Therefore, this report should be read in conjunction with our consolidated financial statements and notes thereto included in our 2007 Annual Report on Form 10-K and our Quarterly Report on Form 10-Q for the period ended December 31, 2007 filed with the United States Securities and Exchange Commission.

The results of operations contained herein are not necessarily indicative of results that may be expected from any other period or for the full year, and may not necessarily reflect the consolidated results of operations, financial position and cash flows of the Debtors in the future.

Intercompany Transactions – Intercompany transactions between Debtors have been eliminated in the financial statements contained herein.

Property and Equipment, net – Recorded at cost net of accumulated depreciation.

Contractual Interest Expense – Contractual interest expense represents amounts due under the contractual terms of outstanding debt for the period April 11 through April 30, 2008, including debt subject to compromise for which interest expense is not recognized in the income statement in accordance with the provisions of SOP 90-7.

Taxes – Frontier Holdings accounts for income taxes in accordance with SFAS No. 109, “Accounting for Income Taxes,” and recognizes current and deferred income tax assets and liabilities based upon all events that have been recognized in the consolidated financial statements as measured by the enacted tax laws.  Due to the Company’s history of operating losses over the past few years, combined with the projection of continued operating losses, a full valuation allowance was established against its deferred tax assets during the tax year ended March 31, 2007.  As a result, Frontier Holdings discontinued recognizing income tax benefits for net operating losses and continues to record a full valuation allowance against all deferred tax assets.

The Debtors have received approval to pay pre-petition employee withholding obligations in addition to employment and wage related taxes, sales and use taxes, and certain other taxes due in the normal course of business through certain first day motions.  As such, the Debtors have paid such taxes when due.

Further, employee withholding obligations are pre-funded by the Debtors and paid directly by the Debtors’ payroll contractor, Automatic Data Processing, Inc. (“ADP”).  Thus, no further information regarding taxes is included in this report.

3.  Cash Management System & Use of Cash

The Court has entered an order authorizing the Debtors to continue to use their existing cash management system including: (i) investment guidelines; (ii) maintenance of existing bank accounts and business forms; and (iii) the authorization to open and close bank accounts.  The Debtors are continuing to collect and disburse cash since the Petition Date using the existing cash management system.

The Company is currently in the process of reviewing debtor in possession financing options. If the Company decides to obtain such financing, it will seek authorization from the Court to enter into certain financing agreements.

4.  Reorganization Items

SOP 90-7 requires separate disclosure of reorganization items such as realized gains and losses from the settlement of pre-petition liabilities, provisions for losses resulting from the reorganization and restructuring of the business, as well as professional fees directly related to the process of reorganizing the Debtors under Chapter 11.  The Debtors’ reorganization items consist of the following:

April 11, 2008 to April 30, 2008
(in thousands)

Professional fees directly related to reorganization	$2,221
Other	310
Total reorganization items	$2,531

Professional fees directly related to the reorganization (“Professional Fees”) include fees associated with advisors to the Debtors, the statutory committee of unsecured creditors and certain secured creditors.   Other expenses are primarily related to defaulted interest expense.  Professional Fees for the period April 11 to April 30, 2008 were estimated by the Debtors and will be reconciled to actual invoices when received.

5.  Liabilities Subject to Compromise

As a result of the Chapter 11 Filings, most pre-petition indebtedness is subject to compromise or other treatment under a plan of reorganization. Generally, actions to enforce or otherwise effect payment of pre-Chapter 11 liabilities are stayed. At hearings held in April 2008, the Court granted final approval of many of the Debtors’ “first day” motions covering, among other things, human capital obligations, supplier relations (including fuel supply and fuel contracts), insurance, customer relations, business operations, certain tax matters, cash management, utilities, case management and retention of professionals.

The Debtors have been paying and intend to continue to pay undisputed post-petition claims in the ordinary course of business.  In addition, the Debtors may reject pre-petition executory contracts and unexpired leases with respect to the Debtors’ operations, with the approval of the Bankruptcy Court. Damages resulting from rejection of executory contracts and unexpired leases are generally treated as general unsecured claims and will be classified as liabilities subject to compromise. Holders of pre-petition claims will be required to file proofs of claims by a bar date to be determined by the court.  A bar date is the date by which claims against the Debtors must be filed if the claimants wish to receive any distribution in the Chapter 11 cases.  The Debtors will notify all known claimants subject to the bar date of their need to file a proof of claim with the Court. Differences between liability amounts estimated by the Debtors and claims filed by creditors will be investigated and, if necessary, the Court will make a final determination of the allowable claim. The determination of how liabilities will ultimately be treated cannot be made until the Court approves a Chapter 11 plan of reorganization. Accordingly, the ultimate amount or treatment of such liabilities is not determinable at this time.

SOP 90-7 requires pre-petition liabilities that are subject to compromise to be reported at the amounts expected to be allowed, even if they may be settled for lesser amounts. The amounts currently classified as liabilities subject to compromise may be subject to future adjustments depending on Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, or other events.

Liabilities subject to compromise consist of the following:

April 30, 2008
(in thousands)

Accounts payable and other accrued expenses	$71,883
Property tax payable	4,812
Accrued interest expense	5,853
Accrued maintenance events	3,334
Secured aircraft debt	570,114
PDP financing	3,139
Convertible bonds	92,000
Total liabilities subject to compromise	$751,135

Liabilities subject to compromise includes trade accounts payable related to pre-petition purchases, some of which was scheduled for payment in the April 11 to April 30 period.  As a result, the April 11 through April 30 cash flows from operations were favorably affected by the stay of payment related to these accounts payable.

6.   Post-petition Accounts Payable

        To the best of the Debtors’ knowledge, all undisputed post-petition accounts payable have been and are being paid under agreed-upon payment terms. Thus, an accounts payable aging is not included in this report.

7.   Passenger Facility Charges

Passenger Facility Charges (“PFC”) are assessed on the sale of tickets to end customers and are collected by the Company as an agent and remitted to the respective taxing authority.  These taxes and fees are recorded as a liability until remitted to the respective taxing authority.  As mandated by Federal Regulations for any air carrier that has filed for protection under chapter 11 of the Bankruptcy Code, the Company established a separate reserve account for these funds.  The balance of collected PFC funds as of April 30, 2008 was $4.5 million and is included in cash and cash equivalents in the condensed and consolidated balance sheet.

8.   Short-term Investments

Short-term investments consisted solely of available for sale securities which are invested in auction rate securities (“ARS”).  At April 30, 2008, the fair values of our ARS, all of which are collateralized by student loan portfolios (substantially all of which are guaranteed by the United States Government), were estimated through discounted cash flow models.  Beginning in March 2008, the auctions for all of the ARS were unsuccessful, resulting in the Company continuing to hold them beyond their typical auction reset dates. As a result of the lack of liquidity in the ARS market and not as a result of the quality of the underlying collateral, the Company recorded an unrealized loss on those ARS of $0.3 million, on the principal value of $8.8 million, which is reflected as accumulated other comprehensive loss in the condensed consolidated balance sheet.